Exhibit 23 (a)

                      Articles of Incorporation, as amended

                            ARTICLES OF INCORPORATION

                                       OF

                                INSURAMERICA SERIES FUND, INC.


                                    ARTICLE I

THE UNDERSIGNED, JAMES F. JORDEN, whose post office address is 1666 K Street, N.W., Washington, D.C. 20006, being at least 18 years of age, does hereby act as incorporate, under and by virtue of the General Corporation Laws of the State of Maryland authorizing the formation of corporations and with the intention of forming a corporation.

                                   ARTICLE II

                                      NAME

The name of the corporation is INSURAMERICA SERIES FUND, INC.

                                   ARTICLE II

                               PURPOSE AND POWERS

The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

(1) To conduct and carry on the business of an investment company of the management type.

(2) To hold invest and reinvest its assets in securities, and in connection therewith to hold part or all of its assets in cash.

(3) To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration now or hereafter permitted by the General Corporation Law of the State of Maryland and by these Articles of Incorporation, as its Board of Directors may determine, provided, however, that the value of the consideration per share to be received by the Corporation upon the sale or other disposition of any shares of its capital stock shall be not less than the net asset value per share of such capital stock outstanding at the time of such event.

(4) To redeem, purchase or otherwise acquire, hold, dispose of resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the General Corporation Law of the State of Maryland and by these Articles of Incorporation.

(5) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any of the foregoing purposes or objects.

The Corporation shall be authorized to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the General Corporation Law of the State of Maryland now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                   ARTICLE IV

                       PRINCIPAL OFFICE AND RESIDENT AGENT

The post office address of the principal office of the corporation in this state is c/o The Corporation Trust, Inc., First Maryland Building, 25 South Charles Street, Baltimore, Maryland 21201. The name of the resident agent of the corporation in this State is the Corporation Trust, Inc., a corporation of this State, and the post office address of the resident agent is First Maryland Building, 25 South Charles Street, Baltimore, Maryland 21201.

                                    ARTICLE V

                                  CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is ONE BILLION (1,000,000,000) shares of the par value of Ten Cents ($0.10) per share and of the aggregate par value of $100,000,000. All shares shall be issued, if at all, in series. Two hundred million (200,000,000) shares shall be allocated to a class of Common Stock designated Money Market Portfolio Common Stock, subject, however, to the powers hereinafter granted to the Board of Directors. The balance of eight hundred million (800,000,000) shares of such stock may be issued in this class, or in any new class or classes each comprising such number of shares and having such designations, such powers, preferences and rights and such qualifications, limitations, restrictions thereof as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors, to whom authority so to fix and determining the same is hereby expressly granted. In addition, the Board of Directors is hereby expressly granted authority to change the designation of any class, and to increase or decrease the number of shares of any class, but the number of shares of any class shall not be decreased by the Board of Directors below then umber of shares thereof then outstanding.

Unless otherwise provided in the resolution of the Board of Directors providing for the issuance of shares in any new class or classes not designated in this Article, each class of stock of the Corporation shall have the following powers, preferences and rights, and limitations thereof:

(a) The holders of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the class, then standing in his name on the books of the Corporation. On any matter submitted to a vote of Stockholders, all share of the Corporation then issued an outstanding and entitled to vote shall be voted in the aggregate and not by class except that (1) when otherwise expressly required by the Maryland General Corporation Law or the Investment Company Act of 1940, as amended, shares shall be voted by individual class; (2) only shares of the respective portfolios are entitled to vote on matters concerning only that Portfolio; and (3) fundamental policies, as specified in Article XIV of the by-laws, may not be changed, unless a change affects only one Portfolio, without the approval of the holders of a majority [as defined under the Investment Company Act of 1940] of the shares of each Portfolio affected by the change.

(b) Each class of stock of the Corporation shall have the following powers, preferences or other special rights, and the qualifications, restrictions, and limitations thereof shall be as follows:

(1) The shares of each Portfolio, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange, or similar rights, and will be freely transferable.
(2) The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board of Directors.

     (i) Dividends or distributions on shares on any class of stock shall be paid only out of earned surplus or other lawfully available assets belonging to such class.

     (ii) Inasmuch as one goal of the Corporation is to qualify as a "regulated investment company" under the Internal Revenue Code of 1954, as amended, or any successor or comparable statute thereto, and Regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors hall have the power in its discretion to distribute in any fiscal years as dividends, including dividends designated in whole or in part s capital gains distributions, amounts sufficient in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability for the Corporation for Federal income tax in respect of that year. In furtherance, and not in limitation of the foregoing, in the vent that a class of shares has a net capital loss for a fiscal year, and to the extent that a capital loss for a fiscal year offsets net capital gains from one or more of the other classes, the amount to be deemed available for distribution to the class or classes with the net capital gain may be reduced by the amount offset.

(3) The assets belonging to any class of stock shall be charged with the liabilities in respect to such class, and shall also be charged with its share of the general liabilities of the Corporation in proportion to the asset value of the respective classes. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, the allocation of the same as to a given class, and as to whether the same or general assets of the Corporation are allocable to one or more classes.


                                   ARTICLE VI

                        PROVISIONS FOR DEFINING, LIMITING, AND REGULATING
                    CERTAIN POWERS OF THE CORPORAITON AND OF
                         THE DIRECTORS AND STOCKHOLDERS


(1) The number of directors of the Corporation shall be three (3), which number may be increased or decreased pursuant to the bylaws of the Corporation but shall never be less than three (3). The names of the directors who shall act until the first annual meeting or until their successors are duly elected and qualify are:

                      James F. Jorden
                      D. Craig Lennox
                      Robert A. Slepicka

(2) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in these Articles of Incorporation or in the by-laws of the Corporation or in the General Corporation Law of the State of Maryland.

(3) No holder of stock of the Corporation shall, as such holder, have nay right to purchase or subscribe for any shares of the capital stock of the Corporation or any other security of the Corporation which it may issue or sell (whether out of the number of share authorized by these Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

(4) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

(5) The Board of Directors of the Corporation may make, alter or repeal from time to time any of the by-laws of the Corporation except any particular by-law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the Investment Company Act of 1940, as amended.


                                   ARTICLE VII

                                   REDEMPTION

        Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. The redemption price of shares of capital stock of the Corporation shall be the net asset value thereof as determined by the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors of the Corporation. Payment of the redemption price shall be made in cash by the Corporation at such time and in such manner as may be determined by the Board of Directors of the Corporation.

                                  ARTICLE VIII

                              DETERMINATION BINDING

        Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created or shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matter relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors as to whether any transaction constitutes a purchase of securities on "margin", a sale of securities "short", or an underwriting of the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Articles of Incorporation shall be effective to (a) required a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                   ARTICLE IX

                               PERPETUAL EXISTENCE

    The duration of the Corporation shall be perpetual.

                                    ARTICLE X

                                    AMENDMENT

        The Corporation reserves the right from time to time to make any amendment of its charter, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its charter, of any outstanding stock.

        IN WITNESS WHEREOF, the undersigned incorporator of INSURAMERICA SERIES FUND, INC. hereby executes the foregoing Articles of Incorporation and acknowledges the same to be his act and further acknowledges that, to the best of his knowledge, the matters and facts set forth therein are true in all material respects under the penalties of perjury.

        Dated the 2nd day of December, 1981.

        /s/ James F. Jorden
        James F. Jorden
        1666 K Street, N.W.
        Washington, D.C  20006

                         INSURAMERICA SERIES FUND, INC.

                              ARTICLES OF AMENDMENT


     INSURAMERICA SERIES FUND, INC., a Maryland corporation, having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST:  The charter of the Corporation is hereby amended by striking out in
Article II the name INSURAMERICA SERIES FUND, INC. and inserting in lieu thereof the following: MAXIM SERIES FUND, INC.

        SECOND:The board of directors of the Corporation, at a meeting duly convened and held on March 4, 1982, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and directing that it be submitted for action by unanimous written consent and waiver of all stockholders.

        THIRD: A consent in writing, setting forth approval of the amendment of the charter of the Corporation hereinabove set forth, was signed by all stockholders of the Corporation entitled to vote thereon and such consent is filed with the records of the Corporation.

        FOURTH:The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation.

     In witness whereof INSURAMERICA SERIES FUND, INC. has caused these presents to be signed in its name on its behalf by its President and attested by its secretary on March 9, 1982.

Attest:                                     INSURAMERICA SERIES FUND. INC.



_/s/ James F. Jorden_______         By:  _/s/ D. Craig Lennox______________
 -------------------                      -------------------
James F. Jorden - Secretary         D. Craig Lennox, President




        Canada        )
                             )      ss.
Province of Manitoba  )

        I hereby certify that on March, 9, 1982, before me, a notary public of Manitoba, Canada, personally appeared D. CRAIG LENNOX, President of INSURAMERICA SERIES FUND, INC., a Maryland corporation, and in the name and on behalf of said corporation acknowledged the foregoing Articles of Amendment to be the corporate act of said corporation and further made oath in due form of law that the matters and facts set forth in said Articles of Amendment with respect to the approval thereof are true to the best of his knowledge, information and belief.

        Witness my hand and notarial seal the day and year last above written.



                                                  _/s/ Sheila Wagar___________
                                                           ----------------
                                                             Notary Public
My Commission Expires:


_____________________ (SEAL) My Commission does not expire in as much as I am a member in good standing of the Law Society of Manitoba.
                                                          A NOTARY PUBLIC
                                            IN AND FOR THE PROVINCE OF MANITOBA





        The undersigned, President of INSURAMERICA SERIES FUND, INC., who executed on behalf of said corporation the foregoing Articles of Amendment, of which the certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                                   _/s/ D. Craig Lennox______
                                                    -------------------
                                                       D. Craig Lennox

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: Pursuant to the authority contained in Article V of the Articles of Incorporation One Hundred Million (100,000,000) shares of authorized but unissued shares of unclassified common stock have been duly classified by the Board of Directors of the Corporation as authorized but unissued shares of the Bond Portfolio Common Stock.

        SECOND: Pursuant to the authority contained in Article V of the Articles of Incorporation One Hundred Million (100,000,000) shares of authorized but unissued shares of unclassified common stock have been duly classified by the Board of Directors of the Corporation as authorized but unissued shares of the Equity Portfolio Common Stock.

        THIRD: The description of the Bond Portfolio Common Stock and Equity Portfolio Common Stock is the same as the description of the Corporation's capital stock set forth in Article V of its Articles of Incorporation.

        THIRD: The creation of two new classes of authorized but unissued shares as set forth in these Articles Supplementary has effected no change in the authorized capital of the corporation consisting of One Billion (1,000,000,000) shares with a par value of Ten Cents ($.10) each, amounting in the aggregate to One Hundred Million Dollars ($100,000,000).

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this 20th day of December, 1982, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ D.C. Lennox                                            /s/             G.R.
--------------------------------------                    ----------------------
Dinney
Secretary                                          President

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: Pursuant to the authority contained in Article V of the Articles of Incorporation, One Hundred Million (100,000,000) shares of authorized but unissued shares of unclassified common stock have been duly classified by the Board of Directors of the Corporation as authorized but unissued shares of the Government Guaranteed Portfolio Common Stock.

        SECOND: The description of the Government Guaranteed Portfolio Common Stock is the same as the description of the Corporation's capital stock set forth in Article V of its Articles of Incorporation.

        THIRD: The creation of the new class of authorized but unissued shares as set forth in these Articles Supplementary has effected no change in the authorized capital of the corporation consisting of One Billion (1,000,000,000) shares with a par value of Ten Cents ($.10) each, amounting in the aggregate to One Hundred Million Dollars ($100,000,000).

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this 29th day of March, 1985, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ D.C. Lennox                                            /s/             G.R.
--------------------------------------                    ----------------------
Dinney
Secretary                                          President

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: Pursuant to the authority contained in Article V of the Articles of Incorporation, two new classes of the Corporation's unissued stock have been duly classified by the Board of Directors of the Corporation, the names of which are Zero-Coupon Treasury (Maturity 1990) Portfolio Common Stock and Zero-Coupon Treasury (Maturity 1995) Portfolio Common Stock each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each.

        SECOND: The description of the Zero-Coupon Treasury (Maturity 1990) Portfolio Common Stock and Zero-Coupon Treasury (Maturity 1995) Portfolio Common Stock is the same as the description of the Corporation's capital stock set forth in Article V of its Articles of Incorporation.

        THIRD: The creation of two new classes of authorized but unissued shares as set forth in these Articles Supplementary has effected no change in the authorized capital of the corporation consisting of One Billion (1,000,000,000) shares with a par value of Ten Cents ($.10) each, amounting in the aggregate to One Hundred Million Dollars ($100,000,000).

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this 30th day of September, 1985, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ D.C. Lennox                                            /s/             G.R.
--------------------------------------                    ----------------------
Dinney
Secretary                                          President

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on March 12, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created a new class of the Corporation's unissued stock, the name of which was Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a part value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: Pursuant to the authority contained in Article V of the Articles of Incorporation, a new class of the Corporation's unissued stock has been duly classified by the Board of Directors of the Corporation, the name of which is Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each.

        SECOND: The description of the Total Return Portfolio Common Stock is the same as the description of the Corporation's capital stock set forth in
Article V of its Articles of Incorporation.

        THIRD: The creation of a new class of authorized but unissued shares as set forth in these Articles Supplementary has effected no change in the authorized capital of the corporation consisting of One Billion (1,000,000,000) shares with a par value of Ten Cents ($.10) each, amounting in the aggregate to One Hundred Million Dollars ($100,000,000).

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this 18th day of August, 1987, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ Bruce Loran Cantor                                     /s/             G.R.
---------------------------------------------             ----------------------
Dinney
------

                              ARTICLES OF AMENDMENT

                                  OF MAXIM SERIES FUND, INC.


     Maxim Series Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Corporation") hereby certifies to the State Department of Assessments and Taxation that:

        FIRST: The charter of the Corporation is hereby amended by the changes set forth below to the Articles Supplementary filed with the Maryland State Department of Assessments and Taxation on April 8, 1985 pursuant to Article V of the Articles of Incorporation which were filed with the Maryland State Department of Assessments and Taxation on December 7, 1981. The following is inserted after the third paragraph to such Articles Supplementary:


        WHEREAS, on March 17, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, authorized the name of such class of stock to be changed to Government and High Quality Securities Portfolio Common Stock, and, on April 30, 1987, the Stockholders approved the change of the name of such class to Government and High Quality Securities Portfolio Common Stock.

In addition, paragraph FIRST and SECOND in such Articles Supplementary are amended to change the name of the "Government Guaranteed Portfolio Common Stock" to "Government and High Quality Securities Portfolio Common Stock."

SECOND: The amendment of the charter of the Corporation as hereinabove set ofrth has been duly authorized by the Board of Directors and approved by the Stockholders of the Corporation on March 12, 1987 and April 30, 1987, respectively.

        IN WITNESS WHEREOF: Maxim Series Fund has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries on this 18th day of August, 1987.

ATTEST:                             MAXIM SERIES FUND, INC.

/s/ Bruce Loran Cantor                      By: /s/ G.R. Derback
-----------------------------                   ----------------
The undersigned, President (or Vice President) of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which the certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                                   _/s/ G.R. Derback______
                                                    ----------------

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on March 12, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created a new class of the Corporation's unissued stock, the name of which was Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a part value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 27, 1989, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: Pursuant to the authority contained in Article V of the Articles of Incorporation, One Hundred Million (100,000,000) of the Corporation's authorized and unissued shares with a par value of Ten cents ($0.10) each has been classified as Growth Portfolio Common Stock so that the total number of shares classified as Growth Portfolio Common Stock is Two Hundred Million (200,000,000) shares with a par value of Ten cents ($0.10).

     SECOND: The description of the Growth Portfolio Common Stock is the same as the description of the Corporation's capital stock set forth in Article V of its Articles of Incorporation.

        THIRD: The classification of the Corporation's authorized but unissued shares as set forth in these Articles Supplementary has effected no change in the authorized capital of the corporation consisting of One Billion (1,000,000,000) shares with a par value of Ten Cents ($.10) each, amounting in the aggregate to One Hundred Million Dollars ($100,000,000).

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this 27th day of January, 1989, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ Bruce Loran Cantor                                     /s/             R.B.
---------------------------------------------             ----------------------
Lurie
-----
Title:  Assistant Secretary               Title:  Vice President and Secretary


        THE UNDERSIGNED, Chairman and President of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                                    /s/                 R.B.
                                                   -------------------------
Lurie


        Subscribed and sworn to me, a notary public in and for the State of Colorado, this 27th day of January, 1989.
                                                    _/s/ Vickie L. Armstrong
                                                           Notary Public
My Commission Expires:    8-18-92
                        ---------

                              ARTICLES OF AMENDMENT

                                  OF MAXIM SERIES FUND, INC.


     Maxim Series Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Corporation") hereby certifies to the State Department of Assessments and Taxation that:

        FIRST: The charter of the Corporation is hereby amended by the changes set forth below to the Articles Supplementary filed with the Maryland State Department of Assessments and Taxation on April 8, 1985 pursuant to Article V of the Articles of Incorporation which were filed with the Maryland State Department of Assessments and Taxation on December 7, 1981, as such Articles Supplementary were amended by Articles of Amendment filed with the Department on August 20, 1987. The following is inserted after the third paragraph to such Articles Supplementary:


        WHEREAS, on January 18, 1990, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, authorized the name of such class of stock to be changed to U.S.
        Government Securities Portfolio Common Stock, and, on April 23, 1990, the Stockholders approved the change of the name of such class to U.S. Government Securities Portfolio Common Stock.

In addition, paragraph FIRST and SECOND in such Articles Supplementary are amended to change the name of the "Government and High Quality Securities Portfolio Common Stock" to "U.S.
Government Securities Portfolio Common Stock."

SECOND: The amendment of the charter of the Corporation as hereinabove set forth has been duly authorized by the Board of Directors and approved by the Stockholders of the Corporation on January 18, 1990 and April 23, 1990, respectively.

        IN WITNESS WHEREOF: Maxim Series Fund has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries on this 23rd day of April, 1990.

ATTEST:                             MAXIM SERIES FUND, INC.

/s/ Ruth B. Lurie                           By: /s/ G.R. Dinney
----------------------                          ---------------
Ruth B. Lurie, Secretary                    G.R. Dinney, President

The undersigned, President of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which the certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                                   _/s/ G.R. Dinney______
                                                    ---------------
                                                   G.R. Dinney, President

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on March 12, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created a new class of the Corporation's unissued stock, the name of which was Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a part value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 27, 1989, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1990, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: Pursuant to the authority contained in Article V of the Articles of Incorporation, One Hundred Million (100,000,000) of the Corporation's authorized and unissued shares with a par value of Ten cents ($0.10) each has been classified as Growth Portfolio Common Stock so that the total number of shares classified as Growth Portfolio Common Stock is Three Hundred Million (300,000,000) shares with a par value of Ten cents ($0.10).

     SECOND: The description of the Growth Portfolio Common Stock is the same as the description of the Corporation's capital stock set forth in Article V of its Articles of Incorporation.

        THIRD: The classification of the Corporation's authorized but unissued shares as set forth in these Articles Supplementary has effected no change in the authorized capital of the corporation consisting of One Billion (1,000,000,000) shares with a par value of Ten Cents ($.10) each, amounting in the aggregate to One Hundred Million Dollars ($100,000,000).

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this 25th day of October, 1990, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ Beverly A. Byrne                                        /s/          G.R.
---------------------------------------                    -------------------
Dinney
Title:  Assistant Secretary                      Title:  Chairman and President


        THE UNDERSIGNED, Chairman and President of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                                    /s/                 G.R.
                                                   -------------------------
Dinney


        Subscribed and sworn to me, a notary public in and for the State of Colorado, this 2nd day of January, 1991.
                                                        _/s/ Mary Stibal ______
                                                         ----------------
                                                                  Notary Public
My Commission Expires:    6-21-94
                        ---------

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on March 12, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created a new class of the Corporation's unissued stock, the name of which was Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a part value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 27, 1989, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1990, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, changed the designation of the Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each to Bond Portfolio Common Stock so that the total number of shares classified as Bond Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, authorized an additional One Billion (1,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Two Billion (2,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Two Hundred Million Dollars ($200,000,000) and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Four Hundred Million (400,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

        SECOND: Pursuant to the authority contained in Article V of the Articles of Incorporation, the Board of Directors of the Corporation, on August 5, 1992, has redesignated the One Hundred Million (100,000,000) shares of the Corporation's common stock authorized and unissued as Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock, with a par value of Ten cents ($0.10) each, as Bond Portfolio Common Stock so that the total number of shares classified as Bond Portfolio Common Stock is Two Hundred Million (200,000,000) shares with a par value of Ten cents ($0.10).

     THIRD: The description of the Bond Portfolio Common Stock is the same as the description of the Corporation's capital stock set forth in Article V of its Articles of Incorporation.

        FOURTH: Pursuant to the authority contained in the Articles of Incorporation and in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, the Board of Directors of the Corporation, on August 5, 1992, authorized an additional One Billion (1,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Two Billion (2,000,000,000) shares with a par value of Ten Cents ($0.10) each, and with an aggregate par value of Two Hundred Million Dollars ($200,000,000).

        FIFTH: Immediately before the aforementioned increase in the aggregate number of shares of capital stock of the Corporation that the Corporation has the authority to issue, (i) the total number of shares of capital stock that Corporation had authority to issue was One Billion (1,000,000,000) shares of capital stock with the aggregate par value of all such shares of capital stock to One Hundred Million Dollars ($100,000,000), and (ii) the total number of authorized shares of Money Market Portfolio Common Stock, Growth Portfolio Common Stock, U.S. Government Securities Portfolio Common Stock, Bond Portfolio Common Stock, Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock and Total Return Portfolio Common Stock were Two Hundred Million (200,000,000) shares, Three Hundred Million (300,000,000) shares, One Hundred Million (100,000,000) shares, Two Hundred Million (200,000,000) shares, One Hundred Million (100,000,000) shares and One Hundred Million (100,000,000) shares, respectively, with a par value for each such class of common stock of Ten cents ($0.10).

        SIXTH: Immediately after the aforementioned increase in the aggregate number of shares of capital stock of the Corporation that the Corporation has authority to issue, (I) the total number of shares of all classes of capital stock that the Corporation had authority to issue, as increased, is Two Billion (2,000,000,000) shares of capital stock, with the aggregate par value of all such shares of capital stock, as increased, of Two Hundred Million Dollars ($200,000,000), and (ii) the total number of authorized shares of Money Market Portfolio Common Stock, Growth Portfolio Common Stock, U.S. Government Securities Portfolio Common Stock, Bond Portfolio Common Stock, Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock and Total Return Portfolio Common Stock were Two Hundred Million (200,000,000) shares, Three Hundred
Million (300,000,000) shares, One Hundred Million (100,000,000) shares, Two Hundred Million (200,000,000) shares, One Hundred Million (100,000,000) shares and One Hundred Million (100,000,000) shares, respectively, with a par value for each such class of common stock, as increased, of Ten cents ($0.10).

     SEVENTH: The description of each class of Common Stock is the same as the description of the Corporation's capital stock set forth in Article V of its Articles of Incorporation.


        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this 25th day of November, 1992, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ Beverly A. Byrne                                       /s/         Dennis
--------------------------------------                    --------------------
Low
---
Title:  Assistant Secretary                      Title:  Chairman and President


        THE UNDERSIGNED, Chairman and President of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                               /s/                 Dennis Low
                                           Dennis Low, Chairman and President,
                                                  Maxim Series Fund, Inc.


        Subscribed and sworn to me, a notary public in and for the State of Colorado, this 25th day of November, 1992.
                                                  _/s/ Florence A. Aston______
                                                   ---------------------
                                                                 Notary Public
My Commission Expires:    4/26/93
                        ---------

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on March 12, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created a new class of the Corporation's unissued stock, the name of which was Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a part value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 27, 1989, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1990, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, changed the designation of the Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each to Bond Portfolio Common Stock so that the total number of shares classified as Bond Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, authorized an additional One Billion (1,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Two Billion (2,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Two Hundred Million Dollars ($200,000,000) and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Four Hundred Million (400,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which are the U.S. Government Mortgage Securities Portfolio Common Stock and the Investment Grade Corporate Bond Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

        SECOND: Pursuant to the authority contained in the Articles of Incorporation, the Board of Directors, on August 5, 1992, has created two (2) new classes of the Corporation's unissued stock, the names of which are the U.S. Government Mortgage Securities Portfolio Common Stock and the Investment Grade Corporate Bond Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten cents ($0.10) each.

        THIRD: The description of the U.S. Government Mortgage Securities Portfolio Common Stock and the Investment Grade Corporate Bond Portfolio Common Stock is the same as the description of the Corporation's capital stock set forth in Article V of its Articles of Incorporation.

        FOURTH: The creation of two (2) new classes of authorized but unissued shares as set forth in these Articles Supplementary has effected no change in the authorized capital of the Corporation consisting of Two Billion (2,000,000,000) shares with a par value of Ten Cents ($.10) each, amounting in the aggregate to Two Hundred Million Dollars ($200,000,000).

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this 17th day of December, 1992, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ Beverly A. Byrne                                 /s/         Dennis
---------------------------------------------       --------------------
Low
---
Title:  Assistant Secretary                     Title:  Chairman and President


        THE UNDERSIGNED, Chairman and President of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                            /s/                 Dennis Low
                                           Dennis Low, Chairman and President,
                                           Maxim Series Fund, Inc.


        Subscribed and sworn to me, a notary public in and for the State of Colorado, this 17th day of December, 1992.
                                                  _/s/ Lisa K. Anselmo________
                                                   -------------------
                                                      Notary Public
My Commission Expires:    09-25-1994
                        ------------

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on March 12, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created a new class of the Corporation's unissued stock, the name of which was Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a part value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 27, 1989, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1990, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, changed the designation of the Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each to Bond Portfolio Common Stock so that the total number of shares classified as Bond Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, authorized an additional One Billion (1,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Two Billion (2,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Two Hundred Million Dollars ($200,000,000) and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Four Hundred Million (400,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which are the U.S. Government Mortgage Securities Portfolio Common Stock and the Investment Grade Corporate Bond Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation pursuant to the authority contained in the Articles of Incorporation, created six (6) new classes of the Corporation's unissued stock, the names of which are the Small-Cap Index Portfolio Common Stock, Growth Index Portfolio Common Stock, Value Index Portfolio Common Stock, Small-Cap Value Portfolio Common Stock, International Equity Portfolio Common Stock and Mid-Cap Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Stock Index Common Stock so that the total number of shares classified as the Stock Index Common Stock was Five Hundred Million (500,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland authorized an additional Two Billion (2,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Four Billion (4,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Four Hundred Million Dollars ($400,000,000), and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

        SECOND: Pursuant to the authority contained in the Articles of Incorporation, the Board of Directors, on November 19, 1993, has created six (6) new classes of the Corporation's unissued stock, the names of which are the Small-Cap Index Portfolio Common Stock, the Growth Index Portfolio Common Stock, the Value Index Portfolio Common Stock, the Small-Cap Value Portfolio Common Stock, the International Equity Portfolio Common Stock, and the Mid-Cap Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each.

        THIRD: Pursuant to the authority contained in the Articles of Incorporation, One Hundred Million (100,000,000) of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each has been classified as Stock Index Portfolio Common Stock so that the total number of shares classified as Stock Index Portfolio Common Stock is Five Hundred Million (500,000,000) shares with a par value of Ten Cents ($.10) each.

        FOURTH: The description of the Stock Index Portfolio Common Stock, Small-Cap Index Portfolio Common Stock, the Growth Index Portfolio Common Stock, the Value Index Portfolio Common Stock, the Small-Cap Value Portfolio Common Stock, the International Equity Portfolio Common Stock and Mid-Cap Portfolio Common Stock is the same as the description of the Corporation's capital stock set forth in Article V of its Articles of Incorporation.

        FIFTH: The creation of six (6) new classes of authorized but unissued shares as set forth in these Articles Supplementary has effected no change in the authorized capital of the Corporation consisting of Two Billion (2,000,000,000) shares with a par value of Ten Cents ($.10) each, amounting in the aggregate to Two Hundred Million Dollars ($200,000,000).

        SIXTH: Pursuant to the authority contained in the Articles of Incorporation and in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, the Board of Directors of the Corporation, on November 19, 1993, authorized an additional Two Billion (2,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Four Billion (4,000,000,000) shares with a par value of Ten Cents ($0.10) each, and with an aggregate par value of Four Hundred Million Dollars ($400,000,000).

        SEVENTH: Immediately before the aforementioned increase in the aggregate number of shares of capital stock of the Corporation that the Corporation has the authority to issue, (i) the total number of shares of capital stock that Corporation had authority to issue was Two Billion (2,000,000,000) shares of capital stock with the aggregate par value of all such shares of capital stock to Two Hundred Million Dollars ($200,000,000), and (ii) the total number of authorized shares of Money Market Portfolio Common Stock, Stock Index Portfolio Common Stock, U.S. Government Securities Portfolio Common Stock, Bond Portfolio Common Stock, Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, Total Return Portfolio Common Stock, Investment Grade Corporate Bond Portfolio Common Stock, U.S. Government Mortgage Securities Portfolio Common Stock, Small-Cap Index Portfolio Common Stock, Growth Index Portfolio Common Stock, Value Index Portfolio Common Stock, Small-Cap Value Portfolio Common Stock, International Equity Portfolio Common Stock, and Mid-Cap Portfolio Common Stock were Two Hundred Million (200,000,000) shares, Five Hundred Million (500,000,000) shares, One Hundred Million (100,000,000) shares, Two Hundred Million (200,000,000) shares, One Hundred Million (100,000,000) shares, One Hundred Million
(100,000,000)  shares,  One Hundred Million  (100,000,000)  shares,  One Hundred
Million (100,000,000) shares, One Hundred Million (100,000,000) shares, One Hundred Million (100,000,000) shares, One Hundred Million (100,000,000) shares, One Hundred Million (100,000,000) shares, One Hundred Million (100,000,000) shares, and One Hundred Million (100,000,000) shares, respectively, with a par value for each such class of common stock of Ten cents ($0.10).

        EIGHTH: Immediately after the aforementioned increase in the aggregate number of shares of capital stock of the Corporation that the Corporation has authority to issue, (I) the total number of shares of all classes of capital stock that the Corporation had authority to issue, as increased, is Four Billion (4,000,000,000) shares of capital stock, with the aggregate par value of all such shares of capital stock, as increased, of Four Hundred Million Dollars ($400,000,000), and (ii) the total number of authorized shares of Money Market Portfolio Common Stock, Stock Index Portfolio Common Stock, U.S. Government Securities Portfolio Common Stock, Bond Portfolio Common Stock, Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, Total Return Portfolio Common Stock, Investment Grade Corporate Bond Portfolio Common Stock, U.S. Government Mortgage Securities Portfolio Common Stock, Small-Cap Index Portfolio Common Stock, Growth Index Portfolio Common Stock, Value Index Portfolio Common Stock, Small-Cap Value Portfolio Common Stock, International Equity Portfolio Common Stock, and Mid-Cap Portfolio Common Stock were Two Hundred Million (200,000,000) shares, Five Hundred Million (500,000,000) shares, One Hundred Million
(100,000,000)  shares,  Two Hundred Million  (200,000,000)  shares,  One Hundred
Million (100,000,000) shares, One Hundred Million (100,000,000) shares, One Hundred Million (100,000,000) shares, One Hundred Million (100,000,000) shares, One Hundred Million (100,000,000) shares, One Hundred Million (100,000,000) shares, One Hundred Million (100,000,000) shares, One Hundred Million (100,000,000) shares, One Hundred Million (100,000,000) shares, and One Hundred Million (100,000,000) shares, respectively, with a par value for each such class of common stock, as increased, of Ten cents ($0.10).

     NINTH: The description of each class of Common Stock is the same as the description of the Corporation's capital stock set forth in Article V of its Articles of Incorporation.

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this 4th day of November, 1994, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ Beverly A. Byrne                                   /s/         Dennis
---------------------------------------------         --------------------
Low
---
Title:  Assistant Secretary              Title:  Chairman and President


        THE UNDERSIGNED, Chairman and President of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                           /s/             Dennis Low
                                          Dennis Low, Chairman and President,
                                          Maxim Series Fund, Inc.


        Subscribed and sworn to me, a notary public in and for the State of Colorado, this 4th day of November, 1994.
                                                  _/s/ Lisa K. Anselmo_________
                                                  -------------------
                                                  Notary Public
My Commission Expires:    Oct. 3, 1998
                        --------------

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on March 12, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created a new class of the Corporation's unissued stock, the name of which was Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a part value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 27, 1989, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1990, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, changed the designation of the Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each to Bond Portfolio Common Stock so that the total number of shares classified as Bond Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, authorized an additional One Billion (1,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Two Billion (2,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Two Hundred Million Dollars ($200,000,000) and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Four Hundred Million (400,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which are the U.S. Government Mortgage Securities Portfolio Common Stock and the Investment Grade Corporate Bond Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation pursuant to the authority contained in the Articles of Incorporation, created six (6) new classes of the Corporation's unissued stock, the names of which are the Small-Cap Index Portfolio Common Stock, Growth Index Portfolio Common Stock, Value Index Portfolio Common Stock, Small-Cap Value Portfolio Common Stock, International Equity Portfolio Common Stock and Mid-Cap Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Stock Index Common Stock so that the total number of shares classified as the Stock Index Common Stock was Five Hundred Million (500,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland authorized an additional Two Billion (2,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Four Billion (4,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Four Hundred Million Dollars ($400,000,000), and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1994, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created seven (7) new classes of the Corporation's unissued stock, the names of which are the Maxim INVESCO Small-Cap Growth Common Stock, Maxim INVESCO ADR Common Stock, Maxim T. Rowe Price Equity/Income Common Stock, Small-Cap Aggressive Growth Common Stock, Corporate Bond Common Stock, Foreign Equity Common Stock and Maxim Vista Growth & Income Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland; and

        WHEREAS, on October 25, 1994, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as U.S. Government Securities Common Stock so that the total number of shares classified as U.S. Government Securities Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

        SECOND: Pursuant to the authority contained in the Articles of Incorporation, the Board of Directors, on October 25, 1994, has created seven
(7) new classes of the Corporation's unissued stock, the names of which are the Maxim INVESCO Small-Cap Growth Common Stock, Maxim INVESCO ADR Common Stock, Maxim T. Rowe Price Equity/Income Common Stock, Small-Cap Aggressive Growth Common Stock, Corporate Bond Common Stock, Foreign Equity Common Stock, and Maxim Vista Growth & Income Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each.

        THIRD: Pursuant to the authority contained in the Articles of Incorporation, One Hundred Million (100,000,000) of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each has been classified as U.S. Government Securities Common Stock so that the total number of shares classified as U.S. Government Securities Common Stock is Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each.

        FOURTH: The description of the Maxim INVESCO Small-Cap Growth Common Stock, Maxim INVESCO ADR Common Stock, Maxim T. Row Price Equity/Income Common Stock, Small-Cap Aggressive Growth Common Stock, Corporate Bond Common Stock, Foreign Equity Common Stock and Maxim Vista Growth & Income Common Stock is the same as the description of the Corporation's capital stock set forth in Article V of its Articles of Incorporation.

        FIFTH: The creation of seven (7) new classes of authorized but unissued shares as set forth in these Articles Supplementary has effected no change in the authorized capital of the Corporation consisting of Four Billion (4,000,000,000) shares with a par value of Ten Cents ($.10) each, amounting in the aggregate to Four Hundred Million Dollars ($400,000,000).

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this 4th day of November, 1994, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ Beverly A. Byrne                                     /s/         Dennis
---------------------------------------------           --------------------
Low
---
Title:  Assistant Secretary                      Title:  Chairman and President


        THE UNDERSIGNED, Chairman and President of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                           /s/                 Dennis Low
                                          Dennis Low, Chairman and President,
                                          Maxim Series Fund, Inc.


        Subscribed and sworn to me, a notary public in and for the State of Colorado, this 4th day of November, 1994.
                                                 _/s/ Lisa K. Anselmo_________
                                                  -------------------
                                                                 Notary Public
My Commission Expires:    Oct. 3, 1998
                        --------------

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on March 12, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created a new class of the Corporation's unissued stock, the name of which was Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a part value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 27, 1989, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1990, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, changed the designation of the Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each to Bond Portfolio Common Stock so that the total number of shares classified as Bond Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, authorized an additional One Billion (1,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Two Billion (2,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Two Hundred Million Dollars ($200,000,000) and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Four Hundred Million (400,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which are the U.S. Government Mortgage Securities Portfolio Common Stock and the Investment Grade Corporate Bond Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation pursuant to the authority contained in the Articles of Incorporation, created six (6) new classes of the Corporation's unissued stock, the names of which are the Small-Cap Index Portfolio Common Stock, Growth Index Portfolio Common Stock, Value Index Portfolio Common Stock, Small-Cap Value Portfolio Common Stock, International Equity Portfolio Common Stock and Mid-Cap Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Stock Index Common Stock so that the total number of shares classified as the Stock Index Common Stock was Five Hundred Million (500,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland authorized an additional Two Billion (2,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Four Billion (4,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Four Hundred Million Dollars ($400,000,000), and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1994, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created seven (7) new classes of the Corporation's unissued stock, the names of which are the Maxim INVESCO Small-Cap Growth Common Stock, Maxim INVESCO ADR Common Stock, Maxim T. Rowe Price Equity/Income Common Stock, Small-Cap Aggressive Growth Common Stock, Corporate Bond Common Stock, Foreign Equity Common Stock and Maxim Vista Growth & Income Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland; and

        WHEREAS, on October 25, 1994, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as U.S. Government Securities Common Stock so that the total number of shares classified as U.S. Government Securities Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on February 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Money Market Portfolio Common Stock so that the total number of shares classified as Money Market Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on February 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as U.S. Government Mortgage Securities Portfolio Common Stock so that the total number of shares classified as U.S. Government Mortgage Securities Portfolio Common Stock was Two Hundred Million (200,000,000) shares with par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

        SECOND: Pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each has been classified as Money Market Portfolio Common Stock so that the total number of shares classified as Money Market Portfolio Common Stock is Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each.

        THIRD: Pursuant to the authority contained in the Articles of Incorporation, One Hundred Million (100,000,000) of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each has been classified as U.S. Government Mortgage Securities Portfolio Common Stock so that the total number of shares classified as U.S. Government Mortgage Securities Common Stock is Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each.

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this 8th day of March, 1995, and the undersigned Officers acknowledge that these Articles
Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ Beverly A. Byrne                                   /s/    Dennis Low
---------------------------------------------         --------------------
Title:  Assistant Secretary                     Title:  Chairman and President


        THE UNDERSIGNED, Chairman and President of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                     /s/                 Dennis Low
                                    Dennis Low, Chairman and President,
                                    Maxim Series Fund, Inc.


        Subscribed and sworn to me, a notary public in and for the State of Colorado, this 8th day of March, 1995.
                                             _/s/ Michael Branstiter_________
                                              ----------------------
                                                                Notary Public
My Commission Expires:    3/14/98
                        ---------

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on March 12, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created a new class of the Corporation's unissued stock, the name of which was Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a part value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 27, 1989, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1990, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, changed the designation of the Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each to Bond Portfolio Common Stock so that the total number of shares classified as Bond Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, authorized an additional One Billion (1,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Two Billion (2,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Two Hundred Million Dollars ($200,000,000) and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Four Hundred Million (400,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which are the U.S. Government Mortgage Securities Portfolio Common Stock and the Investment Grade Corporate Bond Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation pursuant to the authority contained in the Articles of Incorporation, created six (6) new classes of the Corporation's unissued stock, the names of which are the Small-Cap Index Portfolio Common Stock, Growth Index Portfolio Common Stock, Value Index Portfolio Common Stock, Small-Cap Value Portfolio Common Stock, International Equity Portfolio Common Stock and Mid-Cap Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Stock Index Common Stock so that the total number of shares classified as the Stock Index Common Stock was Five Hundred Million (500,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland authorized an additional Two Billion (2,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Four Billion (4,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Four Hundred Million Dollars ($400,000,000), and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1994, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created seven (7) new classes of the Corporation's unissued stock, the names of which are the Maxim INVESCO Small-Cap Growth Common Stock, Maxim INVESCO ADR Common Stock, Maxim T. Rowe Price Equity/Income Common Stock, Small-Cap Aggressive Growth Common Stock, Corporate Bond Common Stock, Foreign Equity Common Stock and Maxim Vista Growth & Income Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland; and

        WHEREAS, on October 25, 1994, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as U.S. Government Securities Common Stock so that the total number of shares classified as U.S. Government Securities Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on February 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Money Market Portfolio Common Stock so that the total number of shares classified as Money Market Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on February 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as U.S. Government Mortgage Securities Portfolio Common Stock so that the total number of shares classified as U.S. Government Mortgage Securities Portfolio Common Stock was Two Hundred Million (200,000,000) shares with par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on May 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Mid-Cap Portfolio Common Stock so that the total number of shares classified as the Mid-Cap Portfolio Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland;

        WHEREAS, on July 28, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created one (1) new class of the Corporation's unissued stock, the name of which is Short-Term Bond Portfolio Common Stock shares consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland; and

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

        SECOND: Pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each has been classified as Mid-Cap Portfolio Common Stock so that the total number of shares classified as Mid-Cap Portfolio Common Stock is Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each.

        THIRD: Pursuant to the authority contained in the Articles of Incorporation, the Board of Directors of the Corporation, on July 28, 1995, has created one (1) new class of the Corporation's unissued stock, the name of which is Short-Term Maturity Bond Portfolio Common Stock and consists of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each.

        FOURTH: The description of the Short-Term Maturity Bond Portfolio Common Stock is the same as the description of the Corporation's capital stock set forth in Article V of its Articles of Incorporation.

        FIFTH: The creation of the new class of authorized but unissued shares as set forth in these Articles Supplementary has effected no change in the authorized capital of the Corporation consisting of Four Billion (4,000,000,000) shares with a par value of Ten Cents ($.10) each, amounting in the aggregate to Four Hundred Million Dollars ($400,000,000).

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this _22nd day of September, 1995, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ Beverly A. Byrne                                   /s/         Dennis
---------------------------------------------         --------------------
Low
---
Title:  Assistant Secretary                      Title:  Chairman and President


        THE UNDERSIGNED, Chairman and President of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                 /s/                 Dennis Low
                                Dennis Low, Chairman and President,
                                Maxim Series Fund, Inc.


        Subscribed and sworn to me, a notary public in and for the State of Colorado, this 22nd day of September, 1995.
                                            _/s/ Michael Branstiter_________
                                             ----------------------
                                                               Notary Public
My Commission Expires:    3/14/98
                        ---------

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on March 12, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created a new class of the Corporation's unissued stock, the name of which was Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a part value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 27, 1989, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1990, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, changed the designation of the Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each to Bond Portfolio Common Stock so that the total number of shares classified as Bond Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, authorized an additional One Billion (1,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Two Billion (2,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Two Hundred Million Dollars ($200,000,000) and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Four Hundred Million (400,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which are the U.S. Government Mortgage Securities Portfolio Common Stock and the Investment Grade Corporate Bond Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation pursuant to the authority contained in the Articles of Incorporation, created six (6) new classes of the Corporation's unissued stock, the names of which are the Small-Cap Index Portfolio Common Stock, Growth Index Portfolio Common Stock, Value Index Portfolio Common Stock, Small-Cap Value Portfolio Common Stock, International Equity Portfolio Common Stock and Mid-Cap Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Stock Index Common Stock so that the total number of shares classified as the Stock Index Common Stock was Five Hundred Million (500,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland authorized an additional Two Billion (2,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Four Billion (4,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Four Hundred Million Dollars ($400,000,000), and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1994, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created seven (7) new classes of the Corporation's unissued stock, the names of which are the Maxim INVESCO Small-Cap Growth Common Stock, Maxim INVESCO ADR Common Stock, Maxim T. Rowe Price Equity/Income Common Stock, Small-Cap Aggressive Growth Common Stock, Corporate Bond Common Stock, Foreign Equity Common Stock and Maxim Vista Growth & Income Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland; and

        WHEREAS, on October 25, 1994, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as U.S. Government Securities Common Stock so that the total number of shares classified as U.S. Government Securities Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on February 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Money Market Portfolio Common Stock so that the total number of shares classified as Money Market Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on February 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as U.S. Government Mortgage Securities Portfolio Common Stock so that the total number of shares classified as U.S. Government Mortgage Securities Portfolio Common Stock was Two Hundred Million (200,000,000) shares with par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on May 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Mid-Cap Portfolio Common Stock so that the total number of shares classified as the Mid-Cap Portfolio Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland;

        WHEREAS, on July 28, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created one (1) new class of the Corporation's unissued stock, the name of which is Short-Term Bond Portfolio Common Stock shares consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland; and

        WHEREAS, on February 20, 1996, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Money Market Portfolio Common Stock so that the total number of shares classified as the Money Market Portfolio Common Stock was Four Hundred Million (400,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

        SECOND: Pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Money Market Portfolio Common Stock so that the total number of shares classified as the Money Market Portfolio Common Stock was Five Hundred Million (500,000,000) shares with a par value of Ten Cents ($.10) each.

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this _18th day of April, 1996, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ Beverly A. Byrne                          /s/         Dennis Low
-----------------------------                --------------------
Title:  Assistant Secretary                  Title:  Chairman and President


        THE UNDERSIGNED, Chairman and President of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                  /s/                 Dennis Low
                                 Dennis Low, Chairman and President,
                                 Maxim Series Fund, Inc.


        Subscribed and sworn to me, a notary public in and for the State of Colorado, this _18th_ day of April, 1996.
                                             _/s/ Michael Branstiter_________
                                              ----------------------
                                                                Notary Public
My Commission Expires:    3/14/98
                        ---------

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on March 12, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created a new class of the Corporation's unissued stock, the name of which was Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a part value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 27, 1989, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1990, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, changed the designation of the Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each to Bond Portfolio Common Stock so that the total number of shares classified as Bond Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, authorized an additional One Billion (1,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Two Billion (2,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Two Hundred Million Dollars ($200,000,000) and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Four Hundred Million (400,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which are the U.S. Government Mortgage Securities Portfolio Common Stock and the Investment Grade Corporate Bond Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation pursuant to the authority contained in the Articles of Incorporation, created six (6) new classes of the Corporation's unissued stock, the names of which are the Small-Cap Index Portfolio Common Stock, Growth Index Portfolio Common Stock, Value Index Portfolio Common Stock, Small-Cap Value Portfolio Common Stock, International Equity Portfolio Common Stock and Mid-Cap Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Stock Index Common Stock so that the total number of shares classified as the Stock Index Common Stock was Five Hundred Million (500,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland authorized an additional Two Billion (2,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Four Billion (4,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Four Hundred Million Dollars ($400,000,000), and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1994, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created seven (7) new classes of the Corporation's unissued stock, the names of which are the Maxim INVESCO Small-Cap Growth Common Stock, Maxim INVESCO ADR Common Stock, Maxim T. Rowe Price Equity/Income Common Stock, Small-Cap Aggressive Growth Common Stock, Corporate Bond Common Stock, Foreign Equity Common Stock and Maxim Vista Growth & Income Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland; and

        WHEREAS, on October 25, 1994, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as U.S. Government Securities Common Stock so that the total number of shares classified as U.S. Government Securities Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on February 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Money Market Portfolio Common Stock so that the total number of shares classified as Money Market Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on February 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as U.S. Government Mortgage Securities Portfolio Common Stock so that the total number of shares classified as U.S. Government Mortgage Securities Portfolio Common Stock was Two Hundred Million (200,000,000) shares with par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on May 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Mid-Cap Portfolio Common Stock so that the total number of shares classified as the Mid-Cap Portfolio Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland;

        WHEREAS, on July 28, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created one (1) new class of the Corporation's unissued stock, the name of which is Short-Term Bond Portfolio Common Stock shares consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland; and

        WHEREAS, on February 20, 1996, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Money Market Portfolio Common Stock so that the total number of shares classified as the Money Market Portfolio Common Stock was Four Hundred Million (400,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland;

        WHEREAS, on April 18, 1996, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Money Market
Portfolio Common Stock so that the total number of shares classified as the Money Market Portfolio Common Stock was Five Hundred Million (500,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of
Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

        SECOND: On August 20, 1996, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, changed the designation of the Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock consisting of classified One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each to Maxim INVESCO Balanced Portfolio Common Stock so that the total number of shares classified as Maxim INVESCO Balanced Portfolio Common Stock was One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each;

        THIRD: On January 2, 1997, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Money Market
Portfolio Common Stock so that the total number of shares classified as the Money Market Portfolio Common Stock was Six Hundred Million (600,000,000) shares with a par value of Ten Cents ($.10) each;

        FOURTH: On March 6, 1997, the Board of Directors of the Corporation pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which are the MidCap Growth Portfolio Common Stock and the Blue Chip Portfolio Common stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each.

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this _7th day of May, 1997, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.
/s/ Beverly A. Byrne                            /s/          J.D. Motz
--------------------------------------                    -------------------

Title:  Assistant Secretary                     Title:  Chairman and President


        THE UNDERSIGNED, Chairman and President of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                   /s/                 J.D. Motz
                                   -------------------------
                                  James D. Motz, Chairman and President,
                                  Maxim Series Fund, Inc.


        Subscribed and sworn to me, a notary public in and for the State of Colorado, this _7th_ day of May, 1997.
                                                 _/s/ Debbie L. Wright_________
                                                  --------------------
                                                                  Notary Public
My Commission Expires:    October 5, 1998
                        -----------------

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on December 7, 1981, Maxim Series Fund, Inc., a Maryland Corporation (the "Corporation"), filed with the State Department of Assessments and Taxation of Maryland its Articles of Incorporation which, pursuant to
Article V thereof, authorized the Corporation to issue One Billion (1,000,000,000) shares of capital stock with the par value of Ten Cents ($.10) each, and with the aggregate par value of One Hundred Million Dollars ($100,000,000), of which Two Hundred Million (200,000,000) shares were allocated to a class of common stock designated Money Market Portfolio Common Stock;

        WHEREAS, on June 1, 1982, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were the Bond Portfolio Common Stock and Equity Portfolio Common Stock (which subsequently was changed to the Growth Portfolio Common Stock, and thereafter changed to the Stock Index Portfolio Common Stock), each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 30, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation created a new class of the Corporation's unissued stock, the name of which was the Government Guaranteed Common Stock (which subsequently was changed to the Government and High Quality Securities Portfolio Common Stock, and thereafter changed to the U.S. Government Securities Portfolio Common Stock), consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on July 25, 1985, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which were Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock and Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on March 12, 1987, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created a new class of the Corporation's unissued stock, the name of which was Total Return Portfolio Common Stock consisting of One Hundred Million (100,000,000) shares with a part value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on January 27, 1989, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1990, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was subsequently changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, changed the designation of the Zero-Coupon Treasury Portfolio (Maturity 1990) Common Stock consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each to Bond Portfolio Common Stock so that the total number of shares classified as Bond Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, authorized an additional One Billion (1,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Two Billion (2,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Two Hundred Million Dollars ($200,000,000) and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Growth Portfolio Common Stock (which was changed to the Stock Index Portfolio Common Stock) so that the total number of shares classified as the Growth Portfolio Common Stock was Four Hundred Million (400,000,000) shares with a par value of Ten Cents ($.10) each and for which Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on August 5, 1992, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which are the U.S. Government Mortgage Securities Portfolio Common Stock and the Investment Grade Corporate Bond Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation pursuant to the authority contained in the Articles of Incorporation, created six (6) new classes of the Corporation's unissued stock, the names of which are the Small-Cap Index Portfolio Common Stock, Growth Index Portfolio Common Stock, Value Index Portfolio Common Stock, Small-Cap Value Portfolio Common Stock, International Equity Portfolio Common Stock and Mid-Cap Portfolio Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Stock Index Common Stock so that the total number of shares classified as the Stock Index Common Stock was Five Hundred Million (500,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on November 19, 1993, the Board of Directors of the Corporation, in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland authorized an additional Two Billion (2,000,000,000) shares of capital stock with a par value of Ten Cents ($.10) each to bring the total number of authorized shares to Four Billion (4,000,000,000) shares with a par value of Ten Cents ($.10) each, and with an aggregate par value of Four Hundred Million Dollars ($400,000,000), and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on October 25, 1994, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created seven (7) new classes of the Corporation's unissued stock, the names of which are the Maxim INVESCO Small-Cap Growth Common Stock, Maxim INVESCO ADR Common Stock, Maxim T. Rowe Price Equity/Income Common Stock, Small-Cap Aggressive Growth Common Stock, Corporate Bond Common Stock, Foreign Equity Common Stock and Maxim Vista Growth & Income Common Stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filings of Articles Supplementary with the State Department of Assessments and Taxation of Maryland; and

        WHEREAS, on October 25, 1994, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as U.S. Government Securities Common Stock so that the total number of shares classified as U.S. Government Securities Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on February 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as Money Market Portfolio Common Stock so that the total number of shares classified as Money Market Portfolio Common Stock was Three Hundred Million (300,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on February 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each as U.S. Government Mortgage Securities Portfolio Common Stock so that the total number of shares classified as U.S. Government Mortgage Securities Portfolio Common Stock was Two Hundred Million (200,000,000) shares with par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland;

        WHEREAS, on May 15, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Mid-Cap Portfolio Common Stock so that the total number of shares classified as the Mid-Cap Portfolio Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland;

        WHEREAS, on July 28, 1995, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, created one (1) new class of the Corporation's unissued stock, the name of which is Short-Term Bond Portfolio Common Stock shares consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland; and

        WHEREAS, on February 20, 1996, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Money Market Portfolio Common Stock so that the total number of shares classified as the Money Market Portfolio Common Stock was Four Hundred Million (400,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland;

        WHEREAS, on April 18, 1996, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Money Market
Portfolio Common Stock so that the total number of shares classified as the Money Market Portfolio Common Stock was Five Hundred Million (500,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of
Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland;

        WHEREAS, on August 20, 1996, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, changed the designation of the Zero-Coupon Treasury Portfolio (Maturity 1995) Common Stock consisting of classified One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each to Maxim INVESCO Balanced Portfolio Common Stock so that the total number of shares classified as Maxim INVESCO Balanced Portfolio Common Stock was One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland;

        WHEREAS, on January 2, 1997, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classified One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Money Market
Portfolio Common Stock so that the total number of shares classified as the Money Market Portfolio Common Stock was Six Hundred Million (600,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland;

        WHEREAS, on March 6, 1997, the Board of Directors of the Corporation pursuant to the authority contained in the Articles of Incorporation, created two (2) new classes of the Corporation's unissued stock, the names of which are the MidCap Growth Portfolio Common Stock and the Blue Chip Portfolio Common stock, each consisting of One Hundred Million (100,000,000) shares with a par value of Ten Cents ($.10) each and for which the Board of Directors of the Corporation further authorized the filing of Articles Supplementary with the State Department of Assessment and Taxation of Maryland;

        NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

        SECOND: On April 21, 1997, the Board of Directors of the Corporation, pursuant to the authority contained in the Articles of Incorporation, classifed One Hundred Million (100,000,000) shares of the Corporation's authorized but unissued shares with a par value of Ten Cents ($.10) each to Value Index Portfolio Common Stock so that the total number of shares classified as the Value Index Portfolio Common Stock was Two Hundred Million (200,000,000) shares with a par value of Ten Cents ($.10) each

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or its Assistant Secretary this _20th day of June, 1997, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.

 /s/ Beverly A. Byrne                              /s/          J.D.Motz
-----------------------------------------        -------------------

Title:  Assistant Secretary                 Title:  Chairman and President


        THE UNDERSIGNED, Chairman and President of Maxim Series Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                              /s/                 J.D.Motz
                             -------------------------
                             James D. Motz, Chairman and President,
                             Maxim Series Fund, Inc.


        Subscribed and sworn to me, a notary public in and for the State of Colorado, this _20th_ day of June, 1997.
                                                  _/s/ Debbie L. Wright_________
                                                   --------------------
                                                                   Notary Public
My Commission Expires:    October 5, 1998
                        -----------------

                             ARTICLES SUPPLEMENTARY
                                   MAXIM SERIES FUND, INC.

               WHEREAS, June 13, 1997, the Maxim Series Fund Board of Directors, pursuant to the authority contained in the Articles of Incorporation, unanimously approved by written consent the amendment to the Articles of Incorporation hereby classifying 100 million shares of Corporate Bond Common Stock @ $.10 for each.

               WHEREAS, on August 18, 1997, the Maxim Series Fund Board of Directors, pursuant to the authority contained in the Articles of Incorporation, unanimously approved the amendment to the Articles of Incorporation hereby increasing the total number of shares of capital stock which the Corporation shall have the authority to issue from four billion shares to seven billion shares, at the par value of ten cents ($.10) per share of the aggregate par value of $700 million.

               WHEREAS, on August 18, 1997, the Maxim Series Fund Board of Directors, pursuant to the authority contained in the Articles of Incorporation, unanimously approved the amendment to the Articles of Incorporation hereby classifying 100 million shares of fully paid and non-assessable shares each to be allocated to the following classes of common stock: as Maxim Aggressive Profile Common Stock; Maxim Moderately Aggressive Profile Common Stock; Maxim Moderate Profile Common Stock; Maxim Moderately Conservative Profile Common Stock; Maxim Conservative Profile Common Stock; Large-Cap Growth Common Stock; International Equity Common Stock; Small-Cap Aggressive Growth Common Stock; Maxim T. Rowe Price Equity/Income Common Stock; Maxim Vista Growth & Income Common Stock; Investment Grade Corporate Bond Common Stock; Small-Cap Index Common Stock; and Growth Index Common Stock at ten cents ($.10) for each thereof.

               IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these present to be signed in its name and on its behalf by its Chairman or Vice Chairman, President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries this __26th___ day of _September_, 1997, and the undersigned Officers of acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.


        ATTEST:                             MAXIM SERIES FUND, INC.



        _/s/ Beverly A. Byrne         _/s/ J.D. Motz__________
         --------------------          -------------
        Title:  Secretary                    Title:  Chairman  and    President

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, December 4, 1997, the Maxim Series Fund Board of Directors, pursuant to the authority contained in the Articles of Incorporation, unanimously approved by written consent the amendment to the Articles of Incorporation classifying 100 million shares of fully paid and non-assessable shares each for a total of 500 million shares, to be allocated to the following classes of common stock: as Money Market Common Stock, Foreign Equity Common Stock, Short-Term Maturity Common Stock, Maxim INVESCO Balanced Common Stock, and Blue Chip Common Stock at ten cents ($.10) for each thereof.


        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these presents to be signed in its name and on its behalf by its Chairman and President, and its corporate seal to be hereunto affixed and attested by its Secretary this 9th day of January , 1998, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties for perjury.


ATTEST:                             MAXIM SERIES FUND, INC.



 /s/ Beverly A. Byrne                        /s/ J.D. Motz
-----------------------------               --------------
Title: Secretary                            Title:  Chairman and President

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


        WHEREAS, on October 2, 1998, the Maxim Series Fund Board of Directors, pursuant to authority contained in the Articles of Incorporation, unanimously approved by written consent the amendment to the Articles of Incorporation classifying 100,000 shares of fully paid and non-assessable shares each for a total of 500,000 shares, to be allocated to the following classes of stock: as Maxim MidCap Growth Common Stock, Value Index Common Stock, MidCap Common Stock, Money Market Common Stock, and Corporate Bond Common Stock at ten cents ($.10) for each thereof.

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC. has caused these presents to be signed in its name and on its behalf by its Chairman and President, and its corporate seal to be hereunto affixed and attested by its Secretary this __19th_ day of _October______, 1998, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties of perjury.


ATTEST:                                     MAXIM SERIES FUND, INC.


_/s/ Beverly A. Byrne____________                  _/s/ Douglas L. Wooden______
 --------------------                               ---------------------
Title:  Secretary                                 Title:  Chairman and President

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.

     WHEREAS, Maxim Series Fund, Inc., a Maryland Corporation, is registered as an open-end investment company under the Investment Company Act of 1940; and

     WHEREAS, as an open-end investment company, Maxim Series Fund, Inc., has authorized and classified shares to be offered through different investment portfolios; and

        WHEREAS, each different investment portfolio has a different name; and

        WHEREAS, on April 7, 1999, the Maxim Series Fund Board of Directors, pursuant to the authority contained in the Articles of Incorporation, approved an amendment to the Articles of Incorporation renaming certain of its portfolios.

        NOW, THEREFORE, the Maxim Series Fund, Inc., having its principal office in the City of Baltimore, Maryland, hereby certifies to the State of Maryland Department of Assessments and Taxation that on April 7, 1999, the Maxim Series Fund Board of Directors, pursuant to the authority contained in its Articles of Incorporation approved the amendment to the Articles of Incorporation renaming certain of its portfolios from their current portfolio names to new portfolio names as follows:

CURRENT PORTFOLIO NAME              NEW PORTFOLIO NAME
Money Market                        Maxim Money Market
Bond                                Maxim Bond
U.S. Government Securities          Maxim U.S. Government Securities
Investment Grade Corporate Bond     Maxim Investment Grade Corporate Bond
U.S. Government Mortgage Securities Maxim U.S. Government Mortgage
                                   Securities
Corporate Bond                      Maxim Loomis Sayles Corporate Bond
Short-Term Maturity Bond            Maxim Short-Term Maturity Bond
MidCap                              Maxim Ariel MidCap Value
MidCap Growth                       Maxim T. Rowe Price MidCap Growth
Small-Cap Aggressive Growth         Maxim Loomis Sayles Small-Cap Value
Stock Index                         Maxim Stock Index
Small-Cap Index                             Maxim Index 600
Value Index                         Maxim Value Index
Growth Index                        Maxim Growth Index
International Equity                Maxim Templeton International Equity
Blue Chip                           Maxim Founders Blue Chip
Foreign Equity                      Maxim Foreign Equity
Small-Cap Value                             Maxim Ariel Small-Cap Value

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC., has caused these presents to be signed in its name and on its behalf by its Chairman and President, and its corporate seal to be hereunto affixed and attested by its Secretary this _26th_ day of _____April____, 1999, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties of perjury.


ATTEST:                             MAXIM SERIES FUND, INC.



_/s/ Beverly A. Byrne_______        _/s/ J.D. Motz______________________
 --------------------                -------------
Title:  Secretary                           Title:  Chairman and President

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.

     WHEREAS, Maxim Series Fund, Inc., a Maryland Corporation, is registered as an open-end investment company under the Investment Company Act of 1940; and

     WHEREAS, as an open-end investment company, Maxim Series Fund, Inc., has authorized and classified shares to be offered through different investment portfolios; and

        WHEREAS, each different investment portfolio has a different name; and

        WHEREAS, on May 27, 1999, the Maxim Series Fund Board of Directors, pursuant to the authority contained in the Articles of Incorporation, approved an amendment to the Articles of Incorporation renaming one of its portfolios.

        NOW, THEREFORE, the Maxim Series Fund, Inc., hereby certifies to the State of Maryland Department of Assessments and Taxation that on May 27, 1999, the Maxim Series Fund Board of Directors, pursuant to the authority contained in its Articles of Incorporation approved the amendment to the Articles of Incorporation changing the name of "Maxim Founders Blue Chip Portfolio" to "Maxim Founders Growth & Income Portfolio."

        IN WITNESS WHEREOF, MAXIM SERIES FUND, INC., has caused these presents to be signed in its name and on its behalf by its Chairman and President, and its corporate seal to be hereunto affixed and attested by its Secretary this _3rd__ day of __June__, 1999, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties of perjury.


ATTEST:                             MAXIM SERIES FUND, INC.



_/s/ Beverly A. Byrne___________            _/s/ J.D. Motz_____________________
 --------------------                        -------------
Title:  Secretary                           Title:  Chairman and President